UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
January 30, 2014 (January 28, 2014)

Paladin Realty Income Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-51860	20-0378980
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

10880 Wilshire Blvd., Suite 1400, Los Angeles, California 90024

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 996-8704

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On January 28, 2014, pursuant to the terms of that certain Agreement and Plan of Merger, dated July 18, 2013, by and between Paladin Realty Income Properties, Inc. (the “Company”), Paladin Realty Income Properties, L.P., a Delaware limited partnership (“Paladin OP”), Resource Real Estate Opportunity OP, LP, a Delaware limited partnership (“Resource OP”), and RRE Charlemagne Holdings, LLC, a Delaware limited liability company (“RRE”), as amended by that certain Amendment to Agreement and Plan of Merger dated August 16, 2013, as further amended by that certain Second Amendment to Agreement and Plan of Merger dated September 13, 2013, and as further amended by that certain Third Amendment to Agreement and Plan of Merger dated December 16, 2013 (as amended, the “Merger Agreement”), Paladin OP merged with and into RRE with RRE surviving the merger.

The Merger Agreement and the other transactions contemplated by the Merger Agreement, as well as the dissolution of the Company, were approved by the Company’s board of directors and by the Company’s shareholders at the annual meeting of shareholders held on December 19, 2013. The consideration received in connection with the merger was $51.2 million, exclusive of transaction costs, of which the Company’s share was 99.8%, or approximately $51.1 million (the “Merger Consideration”). The Merger Consideration, along with cash in the bank, less funds necessary for the payment by Paladin OP of fees and expenses related to the transaction, and Company expenses and reserves, will be distributed to stockholders as soon as practicable, which is expected to be no later than March 31, 2014.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on July 24, 2013, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.
2.1	Agreement and Plan of Merger, dated July 18, 2013, by and among the Company, Paladin OP, Resource Real Estate Opportunity OP, LP, and RRE Charlemagne Holdings, LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed July 24, 2013).
2.2	Amendment to Agreement and Plan of Merger dated August 16, 2013 by and among the Company, Paladin OP, Resource OP and RRE (incorporated by reference to Exhibit A to the Company’s Definitive Proxy Statement filed with the SEC on November 1, 2013).
2.3	Second Amendment to Agreement and Plan of Merger, dated September 13, 2013, by and among the Company, Paladin OP, Resource OP and RRE (incorporated by reference to Exhibit A to the Company’s Definitive Proxy Statement filed with the SEC on November 1, 2013).
2.4	Third Amendment to Agreement and Plan of Merger, dated December 16, 2013, by and among the Company, Paladin OP, Resource OP and RRE attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALADIN REALTY INCOME PROPERTIES, INC.

Date: January 30, 2014	By:	/s/ John A. Gerson
John A. Gerson Executive Vice President and Chief Financial Officer